Exhibit 10.36

CERTIFICATE OF RESCISSION

TO

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JUNE 30, 2012

OF

COMMUNICATIONS INFRASTRUCTURE GROUP, LLC
(a Delaware limited liability company)

THIS CERTIFICATE OF RESCISSION DATED (this “Certificate of Rescission”), to the Amendment No. 1 dated as of December 31, 2012 (“Amendment No. 1”) to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC Dated June 30, 2012 (the “Operating Agreement”), is hereby made by and among:

COMPARTMENT IT2, LP, a Georgia Limited Partnership (“Compartment IT2”), by action of IAM US, LLC, a Delaware limited liability company, its General Partner (the “General Partner”);

COMPARTMENT IT5, LP, a Georgia Limited Partnership (“Compartment IT5”), by action of the General Partner;

COMPARTMENT IT9, LP, a Georgia Limited Partnership (“Compartment IT9”), by action of the General Partner;

CIG TOWERS, LLC, a Delaware limited liability Company (“CIGT”), by action of its Manager, CIG Solutions, LLC, a Delaware limited liability Company;

CIG SOLUTIONS, LLC, a Delaware limited liability company (the “Manager”); and

COMMUNICATIONS INFRASTRUCTURE GROUP, LLC, a Delaware limited liability company (the “Company”), by action of the Manager;

CIG WIRELESS CORP., a Nevada corporation (the “Parent”).

Capitalized terms not defined herein shall have the meanings ascribed to them in the Operating Agreement.

RECITALS:

WHEREAS, the Parent, the Manager, Compartment IT2, Compartment IT5, Compartment IT9 and CIGT (collectively, the “Parties”) previously entered into the Operating Agreement;

WHEREAS, the Parties entered into Amendment No. 1 as December 31, 2012;

WHEREAS, immediately following the execution and delivery of Amendment No. 1 the parties determined to rescind Amendment No. 1;

NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following :

1.	The Parties hereby rescind the Amendment No. 1 which shall be of no force or effect and shall be null and void in all respects from the date of inception thereof.

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CERTIFICATE OF RESCISSION
of Amendment No. 1 to the
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

2.	All terms, conditions and provisions of the Operating Agreement shall remain in full force and effect as therein written without any effect given to Amendment No. 1.

3.	This Certificate of Rescission of Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.	If any provision of this Certificate of Rescission of Amendment No. 1 or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Certificate of Rescission of Amendment No. 1 and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

5.	This Certificate of Rescission of Amendment No. 1 may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute but one instrument. Signatures delivered by facsimile, scan or other electronic mode of delivery shall be deemed to be originals for all purposes.

6.	In the event of any conflict or inconsistency between the provisions of this Certificate of Rescission of Amendment No. 1 and the provisions of the Operating Agreement or Amendment No. 1, the provisions of this Certificate of Rescission shall govern and control to the extent of such conflict or inconsistency.
7.	Time is of the essence for the performance of the obligations set forth in this Amendment.

[SIGNATURE PAGE FOLLOWS]

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CERTIFICATE OF RESCISSION
of Amendment No. 1 to the
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

IN WITNESS WHEREOF, the parties hereto have entered into this Certificate of Rescission of Amendment No. 1 effective as of the date of Amendment No. 1.

COMPANY:  COMMUNICATIONS INFRASTRUCTURE GROUP, LLC

By:	CIG SOLUTIONS, LLC
Manager

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

MANAGER:  CIG SOLUTIONS, LLC

By:	/s/ Paul McGinn
Name:	Paul McGinn
Title:	Chief Executive Officer

MANAGEMENT MEMBER:  CIG TOWERS, LLC

By:	CIG SOLUTIONS, LLC
Manager

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: Chief Executive Officer

PARENT:	CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name:	Paul McGinn
Title:	Chief Executive Officer

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CERTIFICATE OF RESCISSION
of Amendment No. 1 to the
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

CLASS A MEMBERS:

CLASS A-IT2 MEMBER: COMPARTMENT IT2, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT5 MEMBER: COMPARTMENT IT5, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT9 MEMBER: COMPARTMENT IT9, LP

BY:	IAM US, LLC
General Partner

BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

BY:	/s/ Stephan Brückl
Name: Stephan Brückl
Title: Managing Director

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